UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2012 (May 24, 2012)

Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)

Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518
(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan	48430-0725
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 24, 2012, the Board appointed James W. Distelrath as Chief Financial Officer and Ronald L. Justice as Chief Executive Officer. Prior to joining the Company, Mr. Distelrath has served as the asset / liability manager for Citizens Bank. Prior to joining Citizens Bank, Mr. Distelrath served as the CFO for Clarkston Financial Corporation for four years. Mr. Distelrath has also been appointed as a director of Fentura Holding LLC. In addition, on May 24, 2012 Mr. Justice, who is the President and CEO of The State Bank, was elected President and CEO of Fentura Financial, Inc. replacing the retired Donald L. Grill. Mr. Justice has also been appointed as a director of Fentura Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC.
(Registrant)

By:	/s/ Ronald L. Justice
Ronald L. Justice, Chief Executive Officer

Dated: May 31, 2012